                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

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                        NUTRITION MANAGEMENT SERVICES COMPANY
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                (Name of Registrant as Specified in Its Charter)

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                      NUTRITION MANAGEMENT SERVICES COMPANY

                        IMPORTANT NOTICE FOR SHAREHOLDERS

July 25, 2005

Dear Fellow Nutrition Management Services Shareholder

The Nutrition  Management  Services Company annual shareholder meeting scheduled for July 28,  2005 has been  adjourned  until  September  7, 2005 at 10:00 a.m., local time, at the Collegeville  Inn Conference and Training Center,  3978 Ridge
Pike, Collegeville, PA 19426.

Proposal 1, seeks to elect seven (7) members of the Board of  Directors to serve until the next annual meeting of  shareholders  and until their  successors have been duly elected and qualified. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF EACH OF THE BOARD'S  NOMINEES.  This Proposal is discussed  fully in the proxy statement previously mailed to you.

Thank you for your continued support.

Sincerely,

The Board of Directors of Nutrition Management Services Company